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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-67306; 333-100486; 333-99433; and 333-90242) and Forms
S-3 (File Nos. 333-58087; 333-50033; 333-83065; 333-45708; 333-36986 and
333-53514) of Take-Two Interactive Software, Inc. of our report dated December 19, 2002 relating to the financial statements and financial statement schedule which is included in this Form 10-K.




/s/ PricewaterhouseCoopers LLP

New York, New York
December 19, 2002